                                                                   EXHIBIT 10.71

                                     SUMMARY

         Office and Switch Lease between STAR Telecommunications Deutschland GmbH ("STAR GmbH") and Erbengemeinschaft Fiszman, 60489 Frankfurt/Main, Germany, for property located at Solmsstrasse 2-26, 60486 Frankfurt/Main, Germany. The lease term is for a minimum of 10 years beginning on August 1, 1999 and ending on August 1, 2009. STAR GmbH incurs rental charges of approximately 27,911 DM per month and approximately 5,724 DM per month in additional expenses. The leased property is approximately 4,173 square feet.

                                    SECTION 1
                                   MIETOBJEKT

1. Der Vermieter vermietet an den Mieter Haleni/Technik- und Buroflacke und 4 aussenliegende Parkplatze (nachstehend Mietobjekt genannt).

          Lage, Grosse und Ausstattung des Mietobjektes ergeben sick aus den anliegenden
          - Planen (Anlagen 1 u 2) und der
          - Baubeschreibung (Anlage 5),
         die Bestandteil dieses Vertrages sind. Die vermietete Gebaudeflache ist in den Planungsunterlagen orange umrandet.

         Die Lage und Anzahl der Pkw-Abstellplatze ist in Anlage 2 durch grune Schraffur gekennzeichnet.

2. Der Mieter ubergibt dem Vermieter bis spatestens zum 09.04.1999 verbindliche, unterzeichnete Raumaufteillungsplane und eine Ausstattungsbeschreibung, die alle Merkmale enthalt und beschreibt, die erforderlich sind damit der Vermieter die Mietflache termingerecht nach dem vem Vermeiter vorgegebenen Standard errichten kann (Anlage 5 des Vertrages).

3.       Die Mietflachenberechnung erfolgt auf der Grundlage der DIN 277.

4. Der Vermieter wird dern Mieter - spatestens unverzuglich nach Beginn des Mietverhaltnisses das Aufmass eines Architekten zuteiten. Alle Buro- und Lagerflacken werden sodann exakt berechnet Der Mieter ist verpflichtet, nach einem Prufungszeitraum von einem Monat sein Einverstandnis mit dieser Mietflachenberechnung zu erteilen bzw. seine Einwendungen schriftlich darzulegen. Im letzteren Falle werden die Vertragsparteien bei unterschiedlichen Flachenberechnungen Einvernehmen erzielen.

         Die zwischen Vermieter und Mieter verbindlich festgestellten Flachen gelten insbesondere im Rahmen des Section 5, Ziffer 1 (Mietzins und Nebenkosten).

         Die dann geltende Mietflache wird in einem Nachtrag zum Mietvertrag rechtsverbindlich fur beide Vertragsparteien festgesetzt.

         Ergibt sich nach einem Aufmass eine Abweichung von der berechneten Mietflache um mehr als +/- 1,5% so wird der Mieztins angepasst.

5. Nach dem verbindlic in Section 1 Ziff 2 festgelegten Abgabetermin geausserte Anderungswunsche des Mieters bezuglich des Ausbaus und der Gestaltung des Mietebjektes wird der Vermieter nach Moglichkeit berucksichtigen, sofern dies im Hinblick auf die Statik und den Charakter des Mietobjektes moglich ist.

         Ein Anspruch auf Berucksichtigung solchor Anderungswunsche besteht nicht.

         In jedem Fall ist uber solche nachtraglichen Anderungswunsche des Mieters eine schriftliche Nachtragsvereinbarung zu diesem Mietvertrag zwischen den Ventragsparteien zu treffen. Darin sind mindestens zu regein;
         - etwaige Anderungen der Planungsunterlagen
         - welche Vertragspartei die eventuellen Mehrkosten der Anderungswunsche einschliesslich eventuell zusatzlich anfallender Planungs-, Genehmigungs- oder Ingenieurkosten tragt und
         - im Falle einer Verzogerung des Ubergabetermines an den Mieter die Dauer der Verzogerung und der neue Ubergabetermin

         Auf Section 5 Ziff 2, Abs 2 wird verwiesen.

6. Der Vermieter wird das Mietobjekt dem Mieter bis zum .01.08.1999 bezugsfertig zur Verfugung stellen. Bei bauverzogernden
         Anderungswunschen des Mieters (vgl. Section 1 Ziff. 5) gilt der in der Nachtragsvereinbarung festgestellte neue Termin der
         Bezugsfertigstellung.

         Das Mietverhaltnis verlangert sich um die Dauer der Bauverzogerung.

                                    SECTION 2
                                    MIETZWECK

1 Der Mieter ist berechtigt, das Mietobjekt zu Burozwecken (Geb B/C) sowie zum Betreib und zur Aufstellung von Telekommunikationsanglen (Hallen-Technikflache Geb. D) zu nutzen.

         Der konkrete Nutzungzweck ergibt sich aus der als Anlage 4 diesem Vertrag beiegfugten Betriebsbeschreibung, die Bestandteil dieses Vertrages ist. Die Aussenflachen durfen nicht zu Lager-, Reparatur-, Wartungszwecken o. a. genutzt werden.

         Fahrzeuge des Mieters, seiner Besucher und Arbeitnehmer durfen nur auf den ausgewiesenen Platzen abgestellt werden.

2 Der Vermieter ist daur verantwortlich, dass das Mietobjekt general zu dem Ziffer 1 genannten Mietzweck nutbar ist. Erggehen nachtraglich behordlich Anordnungen oder Auflagen oder andern sich die einschlagig offentlich-rechtlichen, so ist fur deren Erfullung der Vermeiter verantwortlich.

         Der Meiterist ist dafur verantwortlich, dass er spatestens bei Ubergabe im Besitz der erforderlichen behordlichen Genehmigungen fur die von ihm konkret ausgeube Nutzung des Mietobjecktes nach Ziffer 1 und gemass der Betriebsbeschreibung (Anlage 4) ist und dass diese Nutzung auch sonst im Einklang mit den anwendbaren offerntlich-rechtlichen Vorschriften steht. Meiter ist dem Vermeiter schadenersatzpflichtig, wenn diese Voraussentzungen nicht erfullt sind und daraus dem Vermeiter ein Schaden entsteht.

         Ergehen kunftige behordliche Anordnungen in Bezug auf die konkrete Nutzung des Mietobjekt durch den Mieter, oder andern such sonst die insoweit anwendbaren offerntlich-rechtlichen Vorschriften, so hat der Mieter die daraus such ergebenden Anforderungen auf seine Kosten zu erfullen.

3. Der Mieter kann die gemaB Section 2 Ziff. 1vereinbarte Nutzung nur nach vorheriger, schriftlicher Zustimmung des Vermieters andern. Der Vermieter kann diese Zustimmung nur aus wichtigem Grund verweigern.

         Sollte durch die beabsichtigte Nutzungsanderung ein (bau-)behordliches oder sonstiges Genehmigungserfordernis oder eine Anzeigepflicht zu erfullen sein, so hat der Mieter dies auf eigene Kosten und auf eigenes Risiko zu erfullen. Soweit die Erfullung solcher Genehmigungserfordernisse bzw. Anzeigepflichten die Mitwirkung des Vermiters erfordlich mach, hat der Mieter alle notwendigen Plane und Unterlagen auf seine Kosten zu beschaffen und dem Vermieter zur Unterzeichnung vorzulegen. Eine Haftung fur die Genehmigungsfahigkeit der beabsichtigten Nutzungsanderung ubernimmt der Vermieter nicht. Auch bei Nutzungsanderungen gilt Section 2, Ziff. 2, Abs. 2 entsprechend.

4.       Jeglicher Konkurrenz- und Sortimentsschutz wird ausgeschlossen.

5. Noch nicht fertiggestellte Aussenanlagen bzw. noch durckzufuhrende Arbeiten an den Allgemeinflachen im Gebaude berechtigen den Mieter nicht, die Ubernahme die Mietobjektes zu verweigern.

6. Ausser den Tatigkeiten die in Section 2, Ziff. 1 angesprocken sind sowie den damit zusammenhangenden Geraten durfen keine Produkte gelagert oder weiterverarbeitet werden oder Tatigkeiten ausgeubt werden die in irgendeiner Weise fur das Objekt eine Erhohung des Versicherungsrisikos mit sich bringen oder behordlichen Bestimmungen widersprechen.

         Kosten, die auf die besenderen Tatigkeiten oder Produkte des Mieters (z. B. leicht entflammbare Produkte Servicebetriebe und
         Ausstellungsbereich Schulungsbereich, Klimatisierung) bzw auf daraus resultierende behordliche, berufsgenossenschaftliche oder versicherungsbedingte Auflagen zuruckzufuhren sind tragt der Mieter.

7 Sollten bauliche oder zwingend erforderliche Massnahmen die Zuweisung anderer Pkw-Abstellplatze wahrend der Laufzeit des Mietvertrages erfordern, so hat der Vermieter in Absprache mit dem Mieter das Recht, vorubergehend andere Platze anzuweisen.

                                    SECTION 3
                                 UNTERVERMIETUNG

1 Dem Mieter ist eine Untervermietung oder eine Gebrauchsuberlassung an Dritte nur nach vorheriger schriftlicher Zustimmung des Vermieters gestattet. Die Zustimmung kann dor Vermieter nur versagen wenn ein wichtiger Grund vorliegt.

         Fur den Fall, dass der Mieter im Rahmen des Untermietverhaltnisses einen hoheren Mietzins vereinbart, als er selbst nach diesem Vertag schuldet, ist der Vermieter berechtigt, seine Zustimmung zur Untervermietung davon abhangig zu machen, dass im
         Hauptmietverhaltnis eim Zuschlag von 50% des Differenzbetrages zur erzielten Miete des Untermietverhaltnisses vereinbart wird.

         Der Mieter haftet fur alle Handlungen oder Unterlassungen des Untermieters oder desjenigen, dem er den Gebrauch der Mietraume uberlassen hat, im gleichen Umfang wie fur eigenes Handeln.

2 Im Falles des Verstosses gegen das Verbot der Untervermietung kann der Vermieter das Mietverhaltnis nach fruchtloser Abmahnung und angemessener Fristsetzung ausserordenlich kundigen.

3 Fur den Fall der Untervermietung tritt der Mieter dem Vermieter schon jetzt die ihm gegen den Untermieter zustehenden Forderungen nebst Pfandrechten bis zur Hohe der Forderungen des Vermieters sicherheitshalber ab.

                                    SECTION 4
                                    MIETZEIT

1.       Das Mietverhaltnis beginnt am 01.08.1999 und lauft bis zum 31.07.2009.

         Es verlangert sich um 5 Jahre, wenn es nicht spatestens 12 Monate vor Ablauf der Mietzeit schriftlich per Einschreiben gekundigt wird. Die Kundigung muss bis zum 3. Werktag des ersten Monats der
         Kundigungsfrist zugestellt sein.

2. Bezugsfertigkeit ist gegeben, wenn das Mietobjekt entsprechend den Planungsunterlagen (Section 1, Ziff. 2) fertiggestellt ist, so dass der Bezug und die Nutzung zu dem vertraglich vereinbarten Mietzweck dem Mieter moglich sind.

         Am Tag der Bezugsfertigkeit wird das Mietobjekt dem Mieter zur Nutzung ubergeben. Die Parteien erstellen ein Ubergabeprotokoll, in dem eventuelle Mangel des Mietobjektes verbindlich festgestellt und noch ausstehende Restarbeiten bzw. zu beseitigende Mangel erfasst werden. Bei Bezugsfertigstellung vorhandene geringfugge Mingel bzw. noch ausstehende Rest arbeiten, die den Betriebsablauf des Mieters nicht wesentlich beeintrachtigen, verzogern die Bezugsfertigstellung des Mietobjektes nicht.

         Die im Ubergabeprotokoll festgehaltenen etwaigen Mangel bzw. noch ausstehenden Resterbeiten sind von dem Vermieter nach einem festzulegenden Zeitplan zu beheben bzw. durchzufuhren

3. Der Vermieter ist berechtigt die Ubergabe des Mietobjektes von der vorherigen Leistung der Sicherheit abhangig zu machen.

                                    SECTION 5
                            MIETZINS UND NEBENKOSTEN

                                                                    I

        1     Der monatliche Mietzins setzt sich wie folgt zusummen:


              Grosse ca.             Art der angemieteten Flachen        DM/m(2)     DM insgesamt

             1.272 m(2)              Nutzflache bestehend aus:

             1.047 m(2)              Hallen-/Technikflache                21,50         22.510,50

               225 m(2)              Buroflache                           24,00          5.400,00

               4 Stck.               Pkw-Stellplatze im Freien           100,00            400,00

Gesamt-Monatsmiete netto
-ohne Betriebskostenvorauszahlung                                                       28.310,50

Betreibskostenvorauszahlung
gemass Section 5, Ziff. 6:

1.272 m(2) Heizkosten

1.272 m(2)sontige Betriebskosten                                           4,50          5.724,00

Gesamt -Monatsmiete netto                                                               34.034,50
-inclusive Betreibskostenvorauszahlung

Zzgl.gesetzl. MwSt. (derzeit 16%)                                                        5.445.52

Gesamt -Monatsmiete brutto
-inclusive Betreibskostenvorauszahlung                                                  39.480,02

2. Mietzins, Betreibs- und Heizkostenvorauszahlung und Mehrwertsteuer sind monatlich ab Bezugsfertig stellung im Sinne des Section 4 Ziff. 2 und 3 dieses Vertrages zu zahlen.

         lm Falle einer Verzogerung der Bezugsfertigstellung durch nachtragliche Anderungswunsche des Mieter (vgl. Section 1, Ziff. 5) hat der Mieter dem Vermieter den verzogerungsbedingten Mietausfall zu ersetzen; massgebend ist der fur diesen Fall in der Nachtragsvereinbarung gemass Section1 Ziff. 6 festgelegte Verzogerungszeitraum.

3. Mietzins, Betriebskostenvorauszahlung und Mehrwertsteuer sind monatlich im voraus - spatestens bis zum 3. Werktag eines jeden Monats eingehend
         - auf folgende Bankverbindung
                       BLZ 501 204 00 bei der Berliner Bank AG Frankfurt/Main Konto-Nr. 8 516 199 300
         Porto- und spesenfrei zu uberweisen. Fur die Rechtzeitigkeit der Zahlumg kommt es auf die Guttschriff des Bertrages an.

4. Bei verspateter Zahlung ist der Vermieter berechtigt, pauschalierte Mahnkosten je Mahnung in Hohe von DM 10,00, inclusive Mehrwertsteur zuzuglich Verzugszinsen in Hohe des entstandenen Schadens zu berechnen.

5. Befindet sich der Mieter mit Zahlungen im Ruckstand ,so sind Zahiungen zunachst auf Anspruche, deren Verjahrung droht, dann auf Kosten, Zinsen und ubrige Schluden anzurechnen. Bei Zahlungsverzug sind Verzugszinsen in Hohe von 7 % zu entrichten.

6. Folgende Nebenlosten sind im dem vereinbarten Mietzins nicht enthalten und deshalb gesondert zu zahlen:


         KOSTENART                                                     VERTEILUNGSSCHLUSSEL
         ---------                                                     --------------------
         01. Wasser                                                    nach Verbrauch (Messgerate)
         02. Kanal/Siel (Entwasserung)                                 nach Verbrauch cbm-Wasser
         03. Beleuchtung, Allgemeinstrom                               nach qm-Mietflache z.B. fur Treppenhaus
                                                                       Hof,Parkplatz,Gemeinschaftsflachen,Aufzu
                                                                       ge Heizung
         04. Mullabfuhr                                                nach qm-Mietflache (gem.Rechnungen der
                                                                       Stadtwerke bzw. Contianerdienste)
         05. Grundsteuer nach                                          qm-Mietflache
         06. Strassen- und Burgersteigreinigung
             Schnee und Eisbeseitigung,
             Pflege und Reinigung samtlicher
             Aussenanlagen wie Grunflachen, Gehwege,
             Aussenparkplatze, Anfahrtswege usw.                   nach qm-Mietflache
         07. Schornsteinfeger                                          nach qm-Mietflache


                                       8



         KOSTENART                                                     VERTEILUNGSSCHLUSSEL
         ---------                                                     --------------------
         08. Sach- und Haftpflichtversicherunqen                       nach qm-Mietflache (dazu gehoren z.B. Feuer-Ltg.-
                                                                       wasser-, Sturm-Vers., Grundbesitzerhaftpflicht-,
                                                                       Glasbruch-, Elementarvers.) nach qm-Mietflache.
         09. Hausmeister                                               nach qm-Mietflache
         10.  Hausverwaltung                                           4 % der Netto-Miete (Raum-u. Parkpl.-Miete)
         11.  Personen-/Lasten-Aufzuge                                 nach qm-Mietflache (z.B. fur Vollwartung, Prufgeb.,
                                                                       Prufgewichte etc.)
         12. Antennen-/Kabelanschluss                                  nach qm-Mietflache
         13. Hausreinigung und Ungezieferbekampfung                    nach qm-Mietflache (z.B. Treppenhau
                                                                       ser, Gemeinschaftsflachen Aufzuge)
         14. Heizung                                                   nach Verbrauch gem. Messeinrichtunqen im Verhaltnis
                                                                       70 (Verbrauch) 30 (Grundkosten)
         15. Warruwasser                                               nach Verbrauch gem.
                                                                       Messeinrichtunqen im Verhaltnis 70
                                                                       (Verbrauch) 30 (Grundkosten)
         16. die Kosten der Unterhaltung und Wartung von Tocen,
             Zugangsturen, Entwasserungshebeanlagen, Rauchwarn
             und Notstromanlagen, Tauchpumpen, Blitzschutzanlagen,
             Sicherheitsbeleuchtung, Feureloschern, Tank und
             Lecksicherungsanlagen, Transformatoren,
             Brandmeldeanlagen, Hydranten.                             nach qm-Mietflache
         17. die Kosten der Bewachung und sonstigen
             Verkehrssicherung
         18. die Kosten der Betriebes der Klima sowie der
             Be- und Entluftungsanlage
         19. Gebaudebewachtung                                         nach qm-Mietflache

Schlussel fur die Kostenaufteilung nach qm-Mietflache ist der prozentuale Anteil des Mieters an der Summe der Gebaudemietflache brw. an der Mietflache des Gesamtobjektes, wenn dieses aus mehreren Gebauden besteht.

Kostenarten werden nur berechnet, soweit die vorerwahnten Einrichtungen tatsachlich im Mietobjekt vorhanden und den Mietern zur Nuzung zur Verfugung stehen.

7. Zu den Kosten des Betriebs der zentralen Heizungsanlage und der zentralen Warmwasserversorgung gehoren die Kosten der verbrauchten Brennstoffe und ihrer Lieferung, die Kosten des Betriebsstromes die Kosten der Bedienung, Uberwachung, und Pflege der Anlage, der regelmassigen Prufung ihrer Betriebsbereitschaft und Betriebissicherheit einschliesslich der Reingung des Hauses nach Anlieferung von Brennstoffen, die Kosten der Messungen nach dem Bundesemissionsschutzgesetz sowie die Schornsteinfegergebuhren, soweit diese nicht anderweitig umgelegt werden, und die Kosten die Anmietung oder anderer Arten der Gebrauchsuberlassung einer Ausstattung zur Verbrauchserfassung sowie die Kosten der Verwendung einer Ausstattung zur Verbrauchserfassung einschliesslich der Kosten der Berechnung und Aufteilung.

         Zu den Kosten der Lieferung von Fernwarme gehoren die Kosten der Warmelieferung (Grund-, Arbeits- und Verrec hnungspreis) und die Kosten des Betriebes der zugehorigen Hausanlangen wie oben.

         Macht eine Mietpartei von der Heizungsanlage keinen Gebrauch, befreit dies nicht von der Verpflichtung zur Beteiligung an der Heizungskosten.

         Die Kosten einer notwendig werdenden Zwischenablesung tragt der Mieter.

         Die vermieteten Raume sind an Werktagen wahrend der Heizperiode (1. Oktober bis 30 April) in der Betriebszeit angemessen zu beheizen, soweit nicht betriebsbedingte andere Heizzreiten notwendig sind. Ausserhalb der Heiper iode kann die Beheizung nur verlangt werden, wenn die Aussentemperatur an drei aufeinderfolgenden Tagen um 21.00 Uhr unter 12 Grad Celsius sinkt.

8. Der Vermieter bestimmt die Hohe der Vorauszahlungen auf die Kosten der Heiz- und Warmwasserversorgung sowie auf die ubrigen Nebenkosten unter Berucksichtigung der letzen Abrechnung einerseits und der zu erwartenden Kostenanderung andererseits nach billigem Ermessen. Die Abrechnung erfolgt einmal jahrlich fur das vorangegangene Kalenderjahr zum Stichtag 40. 6. Hierbei erfolgt auch die Aubrechnung folgenden nachsten Mietzahlungstermin zu leisten. Uberschusse werden innerhalb von zwei Wochen erstattet. Die Belege zur jeweiligen Betriebs und Nebenkostenabrechnung konnen durch den Mieter eingesehen werden.

         Auch wenn das Mieterverhaltnis innerhalb eines Abrechnungszeitraumes endet, erfolgt die Abrechnung gegenuber dem Mieter und die zeitanteilige Kostenverteilung erst mit der nachsten
         Nebenkostenabrechnung.

         Der Vermieter behalt sich das Recht vor, die monatlichen
         Vorauszahlungen auf Betriebs und Nebenkosten alle drei Monate zu uberprufen und gegebenenfalls aufgrund enstandener Kostensteigerung, zu andern sowie einzeine Vorauszahlungen fur grossere
         Nebenkostenbetrage zu verlangen, die ebenfalls zum nachstmoglichen Mietzahlungstermin zu zahlen sind.

         Werden nach Mietbeginn Gebuhren oder sonstige Nebenkosten neu erhoben, die mit der Bewirtschaftung des Gebaudes zusammenhangen, ist der Vermieter berechtigt, die entsprechenden Betrage vom Zietpunkt ihrer Entstehung von dem Mieter erstattet zu verlangen.

9. Der Mieter tragt unmittelbar die Gebuhren und Kosten fur seinen Stromverbrauch in dem Mietobjekt einschliesslich Zahlergebuhren und Installationskosten und zahlt diese direkt an das
         Versorgungsunternehmen.

10 Der Reinigung der inneren und ausseren Glas- und Jalousienflachen (Rolladenflachen) beauftragt der Mieter auf seine Kosten mindestens viermal pro Jahr unmittelbar an ein Fachunternehman und tragt die dafur anfallenden Kosten.

11. Der Vermieter behalt sich vor, den Zeitpunkt einseitig zu bestimmen, ab dem alle sich aus dem Vertragsverhaltnis ergebenden
         Zahlungsverpflichtungen nur noch in EURO zu erfullen sind.

         Die Umrechnung von DM in EURO erfolgt auf der Grundlage des durch den Rat der Europaischen Union am 31.12 1998 festgelegten Umrechnungskurses. Die Parteien sind sich ferner daruber einig, dass die Umstellung von DM auf EURO keinen Kundigungs-, Rucktritts-oder Anfechtungsgrund darstellt und keinen Anspruch auf eine Vertragsanderung oder Nachvernhandlung des Vertrages oder einzelner seiner Bestimmungen begrundet.

                                    SECTION 6
                               SICHERHEITSLEISTUNG

1. Zur Sicherung aller Anspruche des Vermieters gegen den Mieter aus den Mietverhaltnis ubergibt der Mieter dem Vermieter als Hauptpflicht aus diesem Vertrag eine schriftliche, unbefristete, unwiderrufliche, selbstschuldnerische Burgschaft einer inlandischen Grossbank, wobeider Burge sich zu verpflichten hat, auf erstes Anfordern zu zahlen, und die Burgschaft eine Befugnis des Burgen zur Hinterlegung nicht enthalten darf. Diese Burgschaft wird ausgestellt in der Form gemass Anlage 3 zu diesem Mietvertrag in Hohe von drei Bruttomonatsmieten (Raum-/Freiflachenmiete, Parkplaztmiete, Betreibs-und Nebenkosten, Mehrwertsteuer), also DM 118.440,06.

         Die Uberlassung der Sicherheitsleistung hat rechtzeitig vor Ubergabe der Mietraume zu erfolgen.

         Sofern sich die vorgenannten monatlichen Zahlungsverpflichtungen des Mieters erhohen, kann der Vermieter eine entsprechende Auffullung der Sicherheitsleistung verlangen.

         Die Burgschaft ist vom Vermieter nach Beendigung des Mietverhaltnisses und Auszug des Mieters Zuruckzugeben, sofern samtliche Verpflichtungen des Mieters aus dem Mietverhaltnis erfullt worden sind.

         Die Buegschuft wird angemessen reduziert, soweit der Vermieter noch Nebenkosten nach
         Beendigung des Mietverihaltnisses abrechnen wird und Nachzahlungen zu erwarten sind.

                                    SECTION 7
                             ANDERUNG DES MIETZINSES

1. Steigt oder fallt der monatliche Preisindex fur die Lebenshaltungskosten eines Vier-Personen-Arbeitnehmer-Haushaltes mit mittlerem Einkommen im Bundesgebiet, wie er vom Statistischen
         Bundesamt in Wiesbaden festgestellt wird, um mindestens 5 Punkte, so steigt oder fallt der Meitzens gemass Section 5, Ziff. 1 entsprechend. Als Bezugsgrosse vereinbaren die Parteien den Lebenshaltungskostenindex im Monat des Vertragsabschlusses auf der Basis 1991 = 100.

         Die Anderung der Miete wird wirksam zum 1. des Monats, der dem Monat folgt in dem die Voraussetzungen fur eine Anderung des Mietzinses gegeben waren. Die Anpassung des jeweils geschuldeten Mietzinses erfolgt automatisch, so dass der der Anderung des Index angepasste Mietzins per 1. des Folgermonats nach Eintritt der Mietzinsanderung geschuldet wird.

         Der Vermieter ist verpflichtet, dem Mieter eine Anderung des Preisindex bzw. des Mietzinses anzuzeigen.

2. Wenn aufgrund der vorstehenden Wertsicherungsklausel eine Anpassung des Mietzinses durchgefuhrt worden ist, so wird die Klausel gemass den Bestimmungen des vorangehenden Absatzes erneut anwendbar und ist der Mietzins demgemass erneut anzupassen, sobaid sich der Index erneut gegenuber seinem Stand zum Zeitpunkt der vorangegangenen Anpassung um mindestens 5 Punkte nach oben oder unten verandert hat.

3. Sollte der Lebenshaltungskostenindex 1991 = 100 nicht mehr ermitteit werden, so soil eine Uberleitung durch Umrechnung auf die Basis des nachsten denn jeweils veroffentlichten Lebenshaltungkostenindex erfulgen, im ubrigen aber wie vorstehend verfahren werden. Das gilt bei allen spateren Umstellungen de Lebenshaltungkostenindex auf ein anderes Basisjahr.

4. Sollten sich die fur doe Ermittlung des Lebenshaltungkostenindex zustandigen Behorden andern, so treten deise an die Stelle des derzeit zustandigen Bundesamtes fur Wirtschaft. Dies gilt insbesondere, wenn zu einem sparteren Zeitpunkt innerhalb der EU eine andere Behorde zustandis sein sollte.

                                    SECTION 8
                              OPTION DES VERMIETERS

1. Der Vermieter weist darauf hin, dass er zur Umsatzsteuer optiert hat. Der Mieter sichert zu, dass er die Mietsache ausschlie(beta)lich fur Umsatze verwenden wird, die den Vorsteuerabzug nicht ausschliessen. Der Mieter wird bis spatestens zum 10. Januar eines jeden Jahres dem Vermieter bestatigen, dass er die Mietsache auch in Zukunft nur fur die Erzielung von Umsatzen verwenden wird, die den Vorsteuerabzug nicht ausschliessen. Auf Verlangen des
         Vermieters ist der Mieter verpflichtet, geeignete Unterlagen dem Vermieter zur Prufung zur Verfugung zu stellen.

2. Der Vermieter wird ausserdem einerc Untervermietung oder einer Uberlassung des Mietgebrauchs an einen sonstigen Dritten dann nicht zustimmen, wenn der Dritte sich nicht verplichtet hat, die Mietsache, die Gegenstand seines Vertrages mit dem Mieter ist, nur fur Umsatze zu verwenden, die Vorsteuerabzug nicht ausschliessen.

                                    SECTION 9
                                 VERSICHERUNGEN

1. Die ublichen Gebaueversicherungen (z. B. Feuer, Sturm, Leitungswasser und Gebaude-Haftpflicht) sowie erganzende Versicherungen werden von dem Vermieter abgeschlossen. Die entstehenden Kosten tragt der Mieter im Rahmen der Betreibskosten.

         Sollte nach Mietbeginn der Mieter bauliche Veranderungen am Mietobjekt vornehmen, so ist es Sache des Mieters, sich daruber zu informieren, ob diese baulichen Veranderungen von den bestehenden Gebaudeversicherungen abgedeckt sind. Wird eine zusatzliche Versicherung erforderlich so hat der Mieter die Kosten der Hoherversicherung bzw. der zusaztlichen Versicherung zu tragen. Sofern es der Mieter versaumt, den Vermieter auf das Erfordenis einer Hoherversicherung hinuweisen, hat der Vermieter einen Anspruch gegen den Mieter auf Ersatz all desjenigen Schadens, der ihm aus einer fehlenden Versicherungsdeckung entstanden ist bzw. Fur den der Vermieter gegenuber Dritten aus diesem Grunde einzustehen hat. EtwaigeAnspruche des mieters gegen den Vermieter, die sich aus dem fehlenden Versicherungsschutz begrunden, sind ausgeschlossen.

2 Wahrehn der Dauer des Mietverhaltnisses ist der Mieter verpflichtet, eine Versicherung zur Abdeckung folgender Risiken im Zusammenhang mit dem Mietobjekt abzuschliessen und aufrechtzuerhalten.

         a) Eine Haftpflichtversicherung gegen personen-und Sachschaden Dritter im Zusammenhang mit der Nutzung und dem Innehaben der Mietraume durch den Mieter. Die Mindestdeckungssumme hat DM 2 Mio. je Schadensereignis zu betragen. Daneben hat der Versicherungvertrag ausdrucklich folgende Risiken abzudecken; Beschadigung der Mietraume durch Brand, Explosion, Leitungs- und Abwasserleitungsbruch; Beschadigung der Mietraume durch sonstige Ursachen sowie Abdeckung des durch abhandengekommene Schlussel entstehenden Risikos. Die Versicherung muss das Interesse des Vermieters fur den Fall abdecken, dass Anspruche gegen diesen erhoebn werden.

         b) Der Mieter hat eine Sachversicherung fur samtliche Einrichtungen in bzw. an den Mietraumen, die nicht wesentlicher Gebaudebestandteil sind, in angemessener Hohe abzuschliessen.

         c) Der Mieter ist weiterhin verpflichtet, eine
         Betriebsunterbrechungsversicherung auf eigene Kosten abzuschliessen. Die Police ist dem Vermieter unaufgefordert vorzulegen.

                                   SECTION 10
                          AUHICHNUNG, ZUNICLIBEHALTUNG

1. Der Mieter kann gegenuber Mietforderungen nur aufrechnen oder ein Zuruckbehaltungrecht ausuben, wenn er seine Absicht mindestens einen Monat vor der Falligkeit der Miete schriftlich angezeigt.

2.       Fur nicht in Anspruch genommene Ausstattungen bzw.
         Mietbereichsausbauten (siehe Section 1 des Mietvertrages) hat der Mieter keinen Anspruch auf Vergutung bzw. Verrechnung.

                                   SECTION 11
                      BAULICHE GESTALTUNG UND VERANDERUNGEN

1. Veranderungen an und in der Mietsache, insbesondere Um- und Einbauten sowie alle Elektro und Sanitarinstallationen usw. durfen nur mit Einwilligung des Vermieters vorgenommen werden. Vor Durchfuhrung von Veranderfungen ist unter Volrage von unterschrieben Planen und einer Baubeschreibung die schriftliche Genehmigung des Vermieters einzuholen. Der Vermieter kann die Einwilligung aus berechtigtem Interesse verweigern.

         Der Mieter tragt alle fur die Baumassnahme anfallenden Kosten fur Instandhaltung und Reparatur dieser Massnahmen.

2. Werbeanlagen fur Namens und Firmenschilder an den Gebauden sowie Hinweisschilder im Aussenbereich werden vom Vermieter einheitlich gestaltet und angebracht. Das Bestimmungsrecht liegt bei dem Vermieter, der, soweit eine einheitliche Gestaltung dies zulasst, Wunsche des Mieters berucksichtigen wird. Zusatzliche Hinweisschilder sowie jede sonstige Art von Werbeanlagen im Gesamtobjekt oder an dem Gebaude sind unzulassig. Die Kosten der Beschriftung von Namens-, Firmen- und Hinweisschildern und deren Anbringung auf den Werbeanlagen tragt der Mieter.

3. Der Vermieter darf Ausbesserungen und bauliche Veranderungen, die zur Erhaltung oder zur besseren wirtschaftlichen Verwertung des Gebaudes oder des Mietobjekt, zur Abwendung drohender Gefahren oder zur Beseitigung von Schaden oder fur eventuelle Ubbau- und Renovierungsmassnahmen im Zuge der Neu- und Weitervermietung von anderen Mietflachen im Gebaude oder dem Objekt notwendig werden, auch ohne Zustimmung des Mieters vornehmen. Dies gilt auch fur Arbeiten, die zwar nicht notwendig, aber zweckmass sind (z. B. Modernisierung des Gebaudes oder des Mietobjektes). Der Mieter hat die in Betracht kommenden Raume zuganglich zu halten und darf die Ausfuhrung der Arbeiten nicht hindern oder verzogern; andernfalls hat er die dadurch entstehenden Schaden zu ersetzen. Auf die betrieblichen Belange des Mieter ist Rucksicht zu nehmen insbesondere dadurch, dassdir
         Vermieter verpflichtet ist, die Storung moglichst gering zu halten und den Mieteruber anstenhende Arbeiten in aller Regel rechzeitig vorab zu informieren.

         Die Einbringung rind Verlegung von Daten und Kommunikationsleitungen sowie Einrichtungen und Anlagen und deren Instandhaltung Reparatur oder Erneuerung sind Sache des Mieters,ebenso erforderliche
         Drehstromanschlusse.

                                    SECTION 12
                    INSTANDHALTUNG DES MIETOBJEKTES, HAFTUNG

1 Der Mieter ist verpflichtet, das Mietobjekt schonend und pfleglich zu behandein.

         Schaden an dem Mietgegenstand sind von dem Mieter, sobald sie bemerkt werden, schriftlich dem Vermieter anzuzeigen.

2 Dem Mieter obliegt die Instandhaltungspflicht bezogan auf die Mietsache. Er hat deshalb alle Massnamen vorzunehmen, die erforderlich sind, um die Mietsache in einem vertragsgemassen Zustand zu erhalten. Schaden sind vorbeugend abzuwehren.

         Daruber hinaus ist dar Mieter auch rur Instandsetzung der Mietsache verpflichtet. Der Mieter hat insoweit alle auftretenden Schaden an der Mietsache zu beseitigen, die durch den Mietgebrauch
         (incl.Verschleiss) enstehen. Insoweit treffen den Mieter auch die teilweise oder vollstandige Erneuerung einzelner Teile der Mietsache.

         Die Instandsetzung und Instandhaltung umfassen u.a. auch die Reparatur und Erneuerung von Elektro- und Sanitarinstallationen, Fenster und Turverschlussen sowie technischen Einrichtungen und Anlagen.
         Jalousien und Rolladen werden ebenfalls erfasst.

         Der Mieter ist nicht verpflichtet, wahrend der Mietzeit
         Schonheitsreparaturen auszufuhren.

3 Dem Mieter obliegen die Sauberhaltung des Mietobjektes sowie die erforderlichen Verkehrssi cherungspflichten fur das Mietobjekt gemass den gesetzlichen Bestimmungen. Unter Verkehrssicherungspflichten fallen z.B. die Pflicht zur Streuung bei Glatteis und zur Schneeraumung. Hinsichtlich des Winterdienstes konnen Absprachen zwischen Vermieter und Mieter dahingehend getroffen werden, dass ein von dem Vermieter beauftragtes Unternehmen den dem Mieter obliegenden Winterdienst auf Kosten des Mieters miterledigen kann.

         Fur den Fall, dass eine Sonderabsprache getroffen wird, wird hierdurch eine eventuelle Haftung aus Verletzung der
         Verkehrssicherungspflichten des Mieters nicht beruhrt.

4 Der Mieter hat sich sorgfaltig und regelmassig zu vergewissern, dass die gemass Baubeschreibung zulassige Belastung der
         Stockwerksdecken und die vereinbarte Stromentnahme nicht uberschritten werden. Bei Zuwiderhandlung hat er jeden dem Vermieter oder Dritten dadurch entstehenden Schaden zu ersetzen.

                                   SECTION 13
                  BETRETEN DES MIETOBJEKTES DURCH DEN VERMIETER

1. Der Vermieter oder ein von ihm Beauftragter kann wahrend der Geschaftszeit, nach vorheriger Benachrichtigung des Mieters, das Mietobjekt betreten, um das Mietobjekt auf seinen ver tragsgemassen Zustand uberprufen zu konnen, die Notwendigkeit eventueller Ausbesserungen festzulegen, um Messeinrichtungen abzulesen etc. Der Mieter hat das Recht, fur diese Besich tigung eine Begleitperson an den Terminen teilnehmen zu lassen.

2. Will der Vermieter den Grundbesitz verkaufen so kann er nach vorheriger Absprache mit dem Mieter das Mietobjekt wabrend der Geschaftszeit betreten. An Sonn- und Feiertagen bedart dies jedoch einer ausdrucklichen Genehmigung des Mieters.

         Das gleiche gilt in einem Zeitraum von zwolf Monaten vor Ablauf des Mietverhaltnisses fur das Betreten des Mietobjektes durch den Vermieter und/oder einen neuen Mietinteressenten.

3. Der Mieter duldet, dassdie Mietmume jederzeit vom Vermieter bei Gefahr betreten werden konnen.

                                    SECTION 14
                        BEENDIGUNG DES MIETVERHALTNISSES

1. Zwischen den Vertragsparteien besteht das Einvernehmen, dass der Mieter grundsatzlich bei Beendigung des Mietverhaltnisses die Durchfuhrung von Schonheitsreparaturen schuldet. Der Mieter ist verpflichtet, bei Beendigung des Mietvertrages das Mietobjekt mit samtlilchen Schlusseln zuruckzugeben.

2. Der Mieter tragt die Kosten der Renovierung des Mietobjektes bei Beendigung des Mietverhaltnisses. Die Renovierungskosten umfassen u.a. das Tapeziere, das Streichen oder die sonstige Neubehandlung von Wanden und Decken, Heizkorpern und Verkleidungen, Fenastern, Einbauschranken, Innen- und Aussenturen, ferner den Ersatz verbrauchter Teppichboden bzw. sonstiger Bodenbelage sowie die Grundreinigung des PVC-Bodens.

3 Den Umfang der erforderlichen Renovierungsarbeiten sowie die dafur aufzuwendenden Kosten stellt ein von beiden Seiten zu beauftragender Architekt oder ein von der Handwerkskammer zu benennender Sachverstandiger fest. Dabei ist davon auszugehen, dass das
         Mietobjekt bei Beendigung des Mietverhaltnisses fachgerecht in der Art und Weise und mit den Materialien oder gleichwertigen Ersatzprodukten renoviert wird, wie sic vom Vermieter bei Herstellung verwandt worden sind. Die Feststellungen des Architekten oder sonstigen Fachmannes sind fur beide Vertragsparteien massgebend und verbindlich.

         Der Mieter zahlt die danach festgestellen Renovierungskosten an den Vermieter langstens innerhalb eines Monats ab Feststellung der Hohe und Mitteilung an den Mieter. Der Mieter ist verpflichtet, dem Architekten oder sonstigen Fachmann und den zur Angebotsabgabe aufgeforderten Firmen rechtzeitig vor Ruckgabe des Mietobjektes spatestens aber neun Monate vor Ablauf des Vertragsverhaltnisses, das Betreten zum Zwecke der Feststellung der Renovierungsbedurftigkeit zu gestatten.

4. Einrichtungen mit denen der Mieter das Mietobjekt vor oder wahrend der Dauer der Mietzeitversehen hat, hat der Mieter unter Wiederherstellung des ursprunglichen Zustandes zu beseitigen, es sei denn, da(beta) der Vermieter sich damit einverstanden erlart, dass alle bzw. einzeine Einrichtungen in dem Mietobjekt bleiben.

5. Der Mieter hat ferner bei von ihm vorgenommenen baulichen Veranderungen die Kosten der Wiederherstellung des fruheren Zustandes zu tragen, falls der Vermieter die Wiederherstellung des fruheren Zustandes verlangt. Des Verfahren und die Feststellung dieser Kosten regelt sich entsprechend Section14, Ziff. 3 entsprechend.

                                   SECTION 15
                         AUSSERORDENTLICHE KUNDIGUNG

1. Der Vermieter kann das Mietverhaltnis aus wichtigem Grund mit sofortiger Wirkung insbesondere dann kundigen, wenn

         a) der Mieter mit der Zahlung des Mietzises oder mit sonstigen Zahlungspflichen in Hohe von zwei Monatsmieten im Ruckstand ist,

         b) der Mieter seiner Verpflichtung zur Leistung der Sicherheit gemass Section 6 des Vertrages trotz Mahnung und Fristsetzung nicht nachkommt.

         c) Jede Partei kann das Mietverhaltnis aus wichtigem Grund mit sofortiger Wirkung dann kundigen, wenn ein Antrag auf Eroffnung des Insolvenzverfahrens uber das Vermogen der anderen Partei gestellt und nicht binnen 4 Wochen zuruckgenomnen wird, die andere Partei die eidesstattliche Versicherung gemass Section 807 ZPO abgegehen hat oder ein Haftbefehl hierzu ergangen ist oder ein aussergerichtliches, der Schuldenregulierung dienendes Verfahren durch die andere Partei eingeleitet wird.

2. Bei einer vom Mieter zu vertretenden vorzeitgen Beendigung des Mietverhaltnisses haftet der Mieter fur den Ausfall an Miete, Nebenkosten und sonstigen Leistungen langstens fur die Zeit, fur die das Mietverhaltnis abgeschlossen war sowie fur alle weiteren Schaden, die dem Vermieter durch die vorzeitige Beendigung des Mietverhaltnisses entstehen.

3 Setzt der Mieter nach Ablauf der Mietzeit den Gebrauch der Mietsache fort, gilt das Mietverhaltnis nicht als verlangert Section 568 BGB findet demgemass keine Anwendung. Dies gilt auch fur den Fall, dass das Mietver haltnis aufgrund einer vertraglichen Vereinbarung bzw. nach erfolgter Kundigung auslauft.

4 Im Falle der vollstandingen Zerstirung des uberwiegenden Teils de Mietobjektes durch ein vom Vermieter nicht zu vertretendes Ereignis (z.B. Feuer), ist der Vermeiter zur Wiederherstellung de Mietobjektes nicht verpflichtet. Beide Vertragsparteien konnen mit Wirkung fur den Zeitpunkt der Zerstorung der Mietsache das Mietverhaltnis fur beendet erklaren unabhangig davon, ob das Mietobjekt zu einem spateren Zeitpunkt neu errichtet wird der Vermeiter dem Mieter vor Vermeitung an Dritte rechtzeitig Gelegenheit zur Stellungnahme bezuglich eines neu abzuschliessenden Mieterverhaltnissess geben.

                                   SECTION 16
                      ANDERUNGEN IN DER PERSON DES MIETERS

1. Andert sich die Rechtsform des Unternehmens des Mieters, treten Anderungen bei der Gewerbeerlaubnis oder in anderen, fbr dieses Mietverhaltnis bedeutsamen Zusammenhangen ein, ist der Mieter verpflichtet, dies dem Vermieter unverzuglich schriftlich mitzuteilen. Dies gilt insbesondere fur das Ausscheiden von personlich haftenden Gesellschaftern aus einem Gesellschaftsverhaltnis. Wird durch solche Anderungen die bei Abschluss dieses Vertrages bestehende Bonitat des Mieters mehr als nur unwesentlich beeintrachtigt, so kann der Vermieter den Vertrag unter Einhaltung einer Frist von sechs Monaten kundigen, ausser wenn der Mieter eine entsprechende zusatzliche Sicherheit in Hohe von drei Brutto-Monatsmieten leistet.

2. Will der Mieter alle Rechten und Pflichten aus diesem Mietvertrag auf einen Dritten ubertragen, so ist dies nur moglich, wenn der Vermieter ausschliesslich schrifltich zustimmt. Der Mieter hat keinen
         Anspruch auf diese Zustimmung. Etwas anderes gilt dann, wenn der Mieter neben dem Nachmieter mitverpflichtet bleibt.

                                   SECTION 17
                             SCHLUSSBESTIMMUNGEN

1. Der vorliegende Vetrag enthalt zusammen mit den Planungsunterlagen, der Mietflachenberechnung, der Baubeschreibung und der Betriebsbeschreibung samtliche getroffenen Vereinbarungen. Anderungen und Erganzungen dieses Vertages bedurfen der Schriftform. Mundliche Nebenabreden bestehen nicht.

2. Sollten eine oder mehrere Bestimmungen dieses Vetrages unwirksam bzw. nichtig sein oder werden, so bleiben die ubrigen Bestimmungen heirvon unberuhrt. Die Vertragsparteien verpflichten sich, diese unwirksame bzw. nichtige Bestimmung durch eine solche wirksame zu ersetzen, die dem wirtschaftlich gewollten Zweck der unwirksamen Bestimmung am nachsten kommt. Gleiches gilt fur eine Lucke im Vertrag.

3        Dieser Vetrag unterliegt der gesetzlichen Schriftform des Section 566
         BGB.
         Sollte sich nach Abschluss diesos Vertrages ein Mangel in der gesetzlichen Schriftform ergeben, so hat jede Vertragspartei gegen die andere Vertragspartei einen Anspruch auf Nachholung der Schriftform.

4 Gerichtsstand und Erfullungsort ist Sitz des Vermieters soweit dies gesetzlich zulassig ist. Auf diese Vereinbarung findet ausschliesslich das deutsche Recht Anwendung.


Ort / Datum                                          Ort / Datum

/FRANKFURT M, 1.4.99/                                /FRANKFURT / M 31.03.99/
------------------------                            -------------------------


Unterschrift Vermieter                               Unterschrift Vermieter

ERBENGEMEINSCHAFT FISZMAN                            STAR Telecommunications
Eschborner Landstrasse 42-50                         Deutschland GmbH
60489 Frankfurt                                      Voltastrasse 1 a
                                                     60486 Franfurt am Main

-------------------------                            -------------------------